EXHIBIT 99.1

Comverge Reports First Quarter 2011 Financial Results

Norcross, GA., May 5, 2011 – Comverge, Inc. (NASDAQ: COMV), the leading provider of Intelligent Energy Management (IEM) solutions for Residential and Commercial + Industrial customers, today announced first quarter 2011 financial and operating results.

•	Revenue growth of 39 percent year over year

•	Seven percentage point gross margin improvement to 42 percent, compared to 35 percent in first quarter 2010

•	30 percent growth in megawatts under management for open market programs, compared to first quarter 2010

“We posted a solid first quarter, especially with our strong revenue growth and increase in gross margin,” said R. Blake Young, President and CEO, Comverge. “The gross margin improvement is primarily the result of scale created by the significant increase in turkey programs revenues. We continue to scale these turnkey initiatives, build our pipeline of opportunities, and drive operational efficiencies throughout the business.”

Financial Summary

First quarter revenues for 2011 were $18.6 million compared to $13.4 million in the first quarter of 2010, a 39% increase.

Gross margin for the first quarter of 2011 was 42% compared to 35% in the first quarter of 2010.

Adjusted EBITDA for the first quarter of 2011 was negative $6.7 million compared to negative $8.6 million for the first quarter 2010. Comverge defines adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, and non-cash stock compensation expense.

Net loss for the first quarter of 2011 was $9.8 million, or $0.39 per share basic and diluted, compared to a net loss of $10.2 million, or $0.41 per basic and diluted share for the first quarter of 2010.

Excluding stock-based compensation charges, amortization expense of acquisition-related assets, and change in acquisition-related deferred income taxes, non-GAAP net loss for the first quarter of 2011 was $8.4 million, or $0.34 per basic and diluted share, compared to a non-GAAP net loss of $9.1 million, or $0.37 per basic and diluted share, for the same period in 2010.

Please refer to the financial schedules attached to this press release for reconciliation of GAAP to non-GAAP Adjusted EBITDA, net loss and net loss per share.

Business Highlights:

•	Total megawatts under management as of March 31, 2011 and March 31, 2010 were:

	March 31, 2011	March 31, 2010
Megawatts under long-term contracts, with regulatory approval*	736	910
Megawatts under open market programs	1,868	1,432
Megawatts to be provided under turnkey programs	690	555
Megawatts managed for a fee	437	437
Total megawatts	3,731	3,334

*In first quarter 2010, Comverge had 155 megawatts under a long-term contract with NV Energy that is no longer in effect for 2011.

•	Comverge client Rocky Mountain Power was selected as the winner of the Peak Load Management Alliance (PLMA) 2010 Award for Outstanding Program Achievement.

•	Upgraded technology infrastructure to better support client needs, and built new Network Operations Center in Atlanta.

Additional Information

Comverge will host a conference call to discuss first quarter 2011 financial and operational results at 9:00 a.m. (EST) on Thursday, May 5, 2011. To participate in the call, dial 877-334–1969 or 760-666-3589 for international participants.

Additionally, the results will be reported in the Investor Relations section on Comverge's website at http://ir.comverge.com. An audio replay of the call will be available beginning May 5, 2011 at 11:30 a.m. and available until May 13, 2011 at 12:00 a.m. ET (midnight) by dialing in 800-642-1687 or 706-645-9291 for international participants and using conference code number 58434033.

Additional financial information can be found in the Company’s Annual Report on Form 10-Q for the quarter ended March 31, 2011, which has been filed today with the Securities and Exchange Commission.

About Comverge

With more than 500 utility and 2,100 commercial customers, as well as five million deployed residential devices, Comverge brings unparalleled industry knowledge and experience to offer the most reliable, easy-to-use, and cost-effective intelligent energy management programs.  We deliver the insight and control that enables energy providers and consumers to optimize their power usage through the industry’s only proven, comprehensive set of technology, services and information management solutions.  For more information, visit www.comverge.com.

Caution Regarding Forward Looking Statements

This release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release are not and do not constitute historical facts, do not constitute guarantees of future performance and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. These forward looking statements include projected revenue guidance, projected contracted revenues, projected regulatory changes or approvals, the amount of revenue and megawatts that will be generated by long-term contracts or open market programs and certain assumptions upon which such forward-looking statements are based. The forward-looking statements in this release do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks associated with Comverge's business involving our products, the development and distribution of our products and related services, regulatory changes or grid operator rule changes, regulatory approval of our contracts, economic and competitive factors, our key strategic relationships, and other risks more fully described in our form 10-Q filed today. Comverge assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Regulation G Disclosure - Non-GAAP Financial Information

Non-GAAP financial measures are based upon our unaudited consolidated statements of operations for the periods shown, giving effect to the adjustments shown in the reconciliations set forth below. This presentation is not in accordance with, or an alternative for, U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, Comverge believes that non-GAAP reporting, giving effect to the adjustments shown in the reconciliations below, provides meaningful information and therefore uses it to supplement its GAAP reporting and internally in evaluating operations, managing and benchmarking performance. The Company has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the reconciliations below, and to provide an additional measure of performance.

Contact:

Investor Relations	Media Relations
Jason Cigarran	Marie Bahl
VP, Investor Relations	Senior Director of Corporate Marketing
678-823-6784, invest@comverge.com	678-802-8371, pr@comverge.com

SCHEDULE 1
COMVERGE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Three Months Ended
	March 31,
	2011	2010
	(unaudited)	(unaudited)
Revenue	$18,625	$13,381
Cost of revenue	10,858	8,666
Gross profit	7,767	4,715
Operating expenses
General and administrative expenses	10,234	8,098
Marketing and selling expenses	5,089	4,778
Research and development expenses	1,049	1,365
Amortization of intangible assets	237	536
Operating loss	(8,842)	(10,062)
Interest and other expense, net	929	62
Loss before income taxes	(9,771)	(10,124)
Provision for income taxes	15	60
Net loss	$(9,786)	$(10,184)

Net loss per share (basic and diluted)	$(0.39)	$(0.41)

Weighted average shares used in computation	24,790,385	24,577,453

SCHEDULE 2
COMVERGE, INC.
SEGMENT INFORMATION
(In thousands)

	Three Months Ended
	March 31,
	2011	2010
	(unaudited)	(unaudited)
Revenue:
Residential Business	$15,258	$10,107
Commercial & Industrial Business	3,367	3,274
Total Revenue	$18,625	$13,381

Cost of Revenue:
Residential Business	$8,443	$6,223
Commercial & Industrial Business	2,415	2,443
Total Cost of Revenue	$10,858	$8,666

Gross Profit:
Residential Business	$6,815	$3,884
Commercial & Industrial Business	952	831
Total Gross Profit	$7,767	$4,715

SCHEDULE 3
COMVERGE, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)

	March 31,	December 31,
	2011	2010
	(unaudited)
Assets
Cash and cash equivalents	$26,742	$7,800
Restricted cash	124	1,736
Marketable securities	-	27,792
Billed accounts receivable, net	14,439	14,433
Unbilled accounts receivable	8,529	17,992
Inventory, net	11,022	9,181
Deferred costs	2,764	1,712
Other current assets	2,110	2,056
Total current assets	65,730	82,702

Restricted cash	4,427	3,733
Property and equipment, net	23,332	22,480
Intangible assets, net	3,727	3,816
Goodwill	499	499
Other assets	345	927
Total assets	$98,060	$114,157

Liabilities and Shareholders' Equity
Accounts payable	$8,693	$8,455
Accrued expenses	10,035	17,375
Deferred revenue	8,582	5,821
Current portion of long-term debt	3,000	3,000
Other current liabilities	5,799	7,962
Total current liabilities	36,109	42,613

Deferred revenue	1,669	1,662
Long-term debt	21,000	21,750
Other liabilities	1,831	2,074
Total long-term liabilities	24,500	25,486

Common stock	25	25
Additional paid-in capital	263,449	262,226
Treasury stock	(290)	(257)
Accumulated deficit	(225,733)	(215,947)
Accumulated other comprehensive income	-	11
Total shareholders' equity	37,451	46,058
Total liabilities and shareholders' equity	$98,060	$114,157

SCHEDULE 4
COMVERGE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Three Months Ended
	March 31,
	2011	2010
	(unaudited)	(unaudited)
Cash flows from operating activities
Net loss	$(9,786)	$(10,184)
Adjustments to net loss to net cash flows from operating activities
Depreciation	529	282
Amortization of intangible assets	410	704
Stock-based compensation	1,136	482
Other	537	230
Changes in operating assets and liabilities	1,323	61
Net cash used in operating activities	(5,851)	(8,425)

Cash flows from investing activities
Change in restricted cash	918	1,534
Maturities/sales (purchases) of marketable securities	27,724	(760)
Purchases of property and equipment	(3,153)	(1,765)
Net cash provided by (used in) investing activities	25,489	(991)

Cash flows from financing activities
Repayment of debt	(750)	(750)
Other	54	(291)
Net cash used in financing activities	(696)	(1,041)

Net change in cash and cash equivalents	18,942	(10,457)
Cash and cash equivalents at beginning of period	7,800	16,069
Cash and cash equivalents at end of period	$26,742	$5,612

For Schedules 5 and 6, see footnote (1) Reconciliation of Non-GAAP Financial Measures to comparable U.S. GAAP measures which follows Schedule 6.

SCHEDULE 5
COMVERGE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO THE
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE
(In thousands)

	Three Months Ended
	March 31,
	2011	2010
	(unaudited)	(unaudited)
Net loss	$(9,786)	$(10,184)
Depreciation and amortization	939	986
Interest expense, net	956	65
Provision for income taxes	15	60
EBITDA	(7,876)	(9,073)
Non-cash stock compensation expense	1,136	482
Adjusted EBITDA	$(6,740)	$(8,591)

SCHEDULE 6
COMVERGE, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURE TO THE
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASURE
(In thousands, except share and per share data)

	Three Months Ended
	March 31,
	2011	2010
	(unaudited)	(unaudited)
Net loss	$(9,786)	$(10,184)
Non-cash stock compensation expense	1,136	482
Amortization of intangible assets from acquisition	233	532
Change in acquisition-related deferred income taxes	15	60
Non-GAAP net loss	$(8,402)	$(9,110)

Net loss per share (basic and diluted)	$(0.39)	$(0.41)
Non-cash stock compensation expense	0.05	0.02
Amortization of intangible assets from acquisition	0.01	0.02
Change in acquisition-related deferred income taxes	0.00	0.00
Non-GAAP net loss per share (basic and diluted)	$(0.34)	$(0.37)

Weighted average shares used in computation (basic and diluted)	24,790,385	24,577,453

(1) Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release and related conference call or webcast to the most directly comparable financial measure prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The reconciliation for historic non-GAAP measures is provided herein on a quantitative basis.

The non-GAAP measures used in this earnings release and related conference call differ from GAAP in that they exclude certain expenses required by GAAP, such as depreciation, amortization, interest expense and stock-based compensation. The Company's basis for these adjustments is described below. Management uses these non-GAAP measures for internal reporting and forecasting purposes. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company's historical and prospective financial performance.

Management uses these non-GAAP financial measures when evaluating the Company's operating performance and believes that such measures are useful to investors and financial analysts in assessing the Company's operating performance due to the following factors:

•
EBITDA is a common alternative measure of performance used by investors, financial analysts and rating agencies to assess operating performance for companies in our industry. Depreciation is a necessary element of our costs and our ability to generate revenue. We do not believe that this expense is indicative of our core operating performance because the depreciable lives of assets vary greatly depending on the maturity terms of our VPC contracts. The clean energy sector has experienced recent trends of increased growth and new company development, which have led to significant variations among companies with respect to capital structures and cost of capital, which affect interest expense. Management views interest expense as a by-product of capital structure decisions and, therefore, it is not indicative of our core operating performance.

•
We define Adjusted EBITDA as EBITDA before stock-based compensation expense. Management does not believe that stock-based compensation is indicative of our core operating performance because stock-based compensation is the result of stock-based incentive awards which require a non-cash expense to be recorded in the financial statements. Management uses EBITDA and Adjusted EBITDA as part of internal reporting and forecasting and believes it is helpful in analyzing operating results.

•
We believe that the presentation of non-GAAP net loss, which is a measure that adjusts for the impact of stock-based compensation expense and amortization expense for acquisition-related assets, provides investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, is useful to investors and financial analysts in helping them to better understand the Company's operating results and underlying operational trends.

•
Although stock-based compensation is an important aspect of the compensation of our employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based award, and generally cannot be changed or influenced by management after the grant.

•
We do not acquire intangible assets on a predictable cycle.  Amortization costs are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition, and in some cases, the remaining value of acquired intangibles and goodwill is decreased due to impairment charges.  In addition to amortization expense, the Company records tax expense related to tax deductible goodwill, arising from certain prior acquisitions. These expenses generally cannot be changed or influenced by management after the acquisition.

These non-GAAP financial measures are not prepared in accordance with GAAP. These measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company's performance to that of other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net loss and net loss per share) and should not be considered measures of the Company's liquidity.